HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)

333-151805	HV-6776 - Premier Innovations(SM)

Supplement dated August 15, 2012 to your Prospectus

FUND NAME CHANGES

Effective on September 24, 2012, the following name changes are made to your Prospectus:

Old Name	New Name
Invesco Van Kampen American Franchise Fund - Class A	Invesco American Franchise Fund - Class A
Invesco Van Kampen American Value Fund - Class A	Invesco American Value Fund - Class A
Invesco Van Kampen Comstock Fund - Class A	Invesco Comstock Fund - Class A
Invesco Van Kampen Equity and Income Fund - Class A	Invesco Equity and Income Fund - Class A
Invesco Van Kampen Growth and Income Fund - Class A	Invesco Growth and Income Fund - Class A
Invesco Van Kampen Mid Cap Growth Fund - Class A	Invesco Mid Cap Growth Fund - Class A
Invesco Van Kampen Small Cap Growth Fund - Class A	Invesco Small Cap Discovery Fund - Class A
Invesco Van Kampen Small Cap Value Fund - Class A	Invesco Small Cap Value Fund - Class A
Invesco Van Kampen Value Opportunities Fund - Class A	Invesco Value Opportunities Fund - Class A

As a result of the changes, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.